Exhibit 4.5

NUMBER

COMMON STOCK

SHARES

FIRST HORIZON CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

THIS CERTIFIES THAT

CUSIP 320517 10 5

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.625 EACH OF THE COMMON STOCK OF

First Horizon Corporation, transferable upon the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal and facsimile signatures of the duly authorized officers of the Corporation.

Dated:

FIRST HORIZON CORPORATION
MEMPHIS
CORPORATE
SEAL
TENNESSEE
1968

COUNTERSIGNED AND REGISTERED:
EQUINITI TRUST COMPANY, LLC

TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SECRETARY

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF EXECUTIVE OFFICER

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

1001

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common

TEN ENT	–	as tenants by the entireties

JT TEN	–	as joint tenants with right of survivorship and not as tenants in common
UTMA –		Custodian
	(Cust)		(Minor)
under Uniform Transfers to Minors

Act
(State)

Additional abbreviations may also be used though not in the above list.

FIRST HORIZON CORPORATION

This Corporation will furnish without charge to each shareholder who so requests in writing a full statement of the designations, relative rights, preferences and limitations applicable to each class of shares authorized to be issued and the variations in rights, preferences and limitations determined for each series within the class and the authority of the board of directors to determine variations for future series.

FOR VALUE RECEIVED	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE.

Shares

of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney

to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated:

SIGN HERE

Note: The Signature to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

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